Exhibit 10.2

Execution Version

CONSENT AND ACKNOWLEDGMENT

(Other First-Priority Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of February 6, 2017, is executed by WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent (the “New Agent”), and acknowledged by JPMORGAN CHASE BANK, N.A., as the Applicable First Lien Agent, WILMINGTON SAVINGS FUND SOCIETY, FSB (as successor to Citibank, N.A.), as the Applicable Second Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent, and EP ENERGY LLC (the “Company”) (on behalf of itself and certain of its Subsidiaries).

This Consent is with respect to that certain Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Reference is made to the 8.00% Senior Secured Notes due 2025 (the “Notes”) issued pursuant to that certain Indenture (the “Indenture”), dated as of February 6, 2017, by and among the Company, Everest Acquisition Finance Inc. (together with the Company, the “Issuers”), the subsidiary guarantors named therein (the “Notes Guarantors”) and the New Agent, as trustee and collateral agent, with respect to which the New Agent is acting (w) as trustee and collateral agent under the Indenture, (x) as collateral agent under that certain Collateral Agreement, dated as of February 6, 2017 (the “Collateral Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent, (y) as collateral agent under that certain Pledge Agreement, dated as of February 6, 2017 (the “Pledge Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent and (z) as collateral agent under any other Security Document (as defined in the Indenture).

Pursuant to Section 5.14 of the Intercreditor Agreement, the Company hereby notifies each of JPMorgan Chase Bank, N.A. and Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), in each case, as the Applicable Agent, that it designates the Notes and the obligations of the Issuers and the Notes Guarantors thereunder and under the Indenture as Other First-Priority Lien Obligations under the Intercreditor Agreement.

The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as an Other First-Priority Lien Obligations Agent as if it were an Other First-Priority Lien Obligations Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of Other First-Priority Lien Obligations Agent solely for the Secured Parties under the Indenture, the Collateral Agreement, the Pledge Agreement and any other Security Document (as defined in the Indenture).

The address of the New Agent for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is Wilmington Trust, National Association, Global Capital Markets, 15950 N. Dallas Parkway, Suite 550, Dallas, TX  75248, Attention: EP Energy Administrator (Facsimile No. (888) 316-6238, Email: sgoffinet@wilmingtontrust.com).

This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:

JPMORGAN CHASE BANK, N.A., as Applicable First Lien Agent

By:	/s/ Jo Linda Papadakis
Title:	Authorized Officer
Name:	Jo Linda Papadakis

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Applicable Second Lien Agent

By:	/s/ Patrick J. Healy
Title:	Vice President
Name:	Patrick J. Healy

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement

By:	/s/ Kyle A. McCuen
Title:	Vice President and Treasurer
Name:	Kyle A. McCuen

[Signature Page to Consent and Acknowledgment (Other First-Priority Lien Obligations) (Senior Lien Intercreditor Agreement)]